SUPPLEMENT DATED MAY 29, 2013

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND – FOCUSED 30 PORTFOLIO

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Focus 30 Portfolio Class I and P Shares summary prospectus dated May 1, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are effective as of the close of business May 31, 2013. Remember to review the Prospectus for other important information.

Disclosure Changes to the Fund Summaries section

In the Management subsection, all information about Ron Sachs in the “Portfolio Manager and Primary Title with Sub-Adviser” table is deleted and replaced with the following:

Doug Rao, Portfolio Manager	Since 2013